Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Stock of US Foods Holding Corp., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 26, 2021	KKR FRESH HOLDINGS L.P.

	By:	KKR Fresh Holdings GP LLC, its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Assistant Treasurer

KKR FRESH HOLDINGS GP LLC

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Assistant Treasurer

KKR FRESH AGGREGATOR L.P.

	By:	KKR Fresh Aggregator GP LLC, its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Assistant Treasurer

KKR FRESH AGGREGATOR GP LLC

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Assistant Treasurer

KKR AMERICAS FUND XII L.P.

	By:	KKR Associates Americas XII L.P., its general partner

	By:	KKR Americas XII Limited, its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Director

KKR ASSOCIATES AMERICAS XII L.P.

By:	KKR Americas XII Limited, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Director

KKR AMERICAS XII LIMITED

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Director

KKR GROUP PARTNERSHIP L.P.

By:	KKR Group Holdings Corp., its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR MANAGEMENT LLP

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact